Exhibit 1

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

3 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
4,457	Nil	3 May 2005	Rank equally
24,000	$9.53	3 May 2005	Rank equally
8,000	$15.40	3 May 2005	Rank equally
36,457

Paid up and quoted capital:  1,797,311,349 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

5 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	$14.70	5 May 2005	Rank equally
10,000	$14.65	5 May 2005	Rank equally
20,000

Paid up and quoted capital:  1,797,331,349 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

10 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	$9.53	10 May 2005	Rank equally
33,000	$13.26	10 May 2005	Rank equally
120,521	$14.65	10 May 2005	Rank equally
15,000	$15.40	10 May 2005	Rank equally
21,559	Nil	10 May 2005	Rank equally
200,080

Paid up and quoted capital:  1,797,531,429 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

12 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
30,000	$9.53	12 May 2005	Rank equally
20,000	$10.43	12 May 2005	Rank equally
7,881	$14.65	12 May 2005	Rank equally
30,000	$14.70	12 May 2005	Rank equally
16,078	Nil	12 May 2005	Rank equally
103,959

Paid up and quoted capital:  1,797,635,388 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

17 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
53,000	$9.53	17 May 2005	Rank equally
65,000	$13.26	17 May 2005	Rank equally
86,364	$13.72	17 May 2005	Rank equally
228,000	$14.65	17 May 2005	Rank equally
129,256	$14.70	17 May 2005	Rank equally
29,482	Nil	17 May 2005	Rank equally
591,102

Paid up and quoted capital:  1,798,226,490 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

19 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
10,000	$9.53	19 May 2005	Rank equally
31,359	Nil	19 May 2005	Rank equally
41,359

Paid up and quoted capital:  1,798,552,030 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

24 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
15,000	$9.53	24 May 2005	Rank equally
5,000	$13.26	24 May 2005	Rank equally
50,000	$14.65	24 May 2005	Rank equally
8,000	$15.40	24 May 2005	Rank equally
24,197	Nil	24 May 2005	Rank equally
102,197

Paid up and quoted capital:  1,798,654,227 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

26 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
70,000	$14.65	26 May 2005	Rank equally
50,000	$14.70	26 May 2005	Rank equally
61,130	Nil	26 May 2005	Rank equally
181,130

Paid up and quoted capital:  1,798,835,357 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

26 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
172,340	$14.70	26 May 2005	Rank equally
172,340

Paid up and quoted capital:  1,799,007,697 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat

Westpac Banking Corporation ABN 33 007 457 141

Group Secretariat
Level 25, 60 Martin Place
GPO Box 1 (IBN 7MP)
SYDNEY NSW 2000
Telephone:	(61 2) 9216 0390
Facsimile:	(61 2) 9226 1888

31 May 2005

Company Announcements Platform

Australian Stock Exchange Limited

20 Bridge Street

SYDNEY   NSW   2000

Dear Sir/Madam

Issue of shares pursuant to exercise of employee share plan option

The following number of fully paid ordinary shares have been/will be allotted pursuant to the exercise of options under the Westpac’s Senior Officers’ Share Purchase Scheme, the General Management Share Option Plan, Westpac Performance Plan and/or Chief Executive Share Agreement:

Number	Exercise Price	Allotment Date	Ranking
50,000	$9.53	31 May 2005	Rank equally
130,000	$13.26	31 May 2005	Rank equally
50,000	$13.61	31 May 2005	Rank equally
344,000	$14.65	31 May 2005	Rank equally
16,000	$15.40	31 May 2005	Rank equally
63,085	$14.70	31 May 2005	Rank equally
62,500	$16.21	31 May 2005	Rank equally
17,511	Nil	31 May 2005	Rank equally
733,096

Paid up and quoted capital:  1,799,740,793 fully paid ordinary shares.

Yours faithfully

Emma Lawler

Head of Group Secretariat